UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): March 8, 2019

ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-15373	43-1706259
(Commission File Number)	(I.R.S. Employer Identification Number)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 725-5500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On March 8, 2019, Enterprise Financial Services Corp, a Delaware corporation (“Enterprise,” or the “Company”), announced the completion of its previously-announced merger with Trinity Capital Corporation, a New Mexico corporation (“Trinity”). At the effective time of the Merger (the “Effective Time ”), Trinity was merged with and into Enterprise, with Enterprise continuing as the surviving entity (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of November 1, 2018 (the “Merger Agreement”), by and among Enterprise, Enterprise Bank & Trust, a wholly-owned subsidiary of Enterprise and Missouri-chartered trust company with banking powers (“EB&T”), Trinity and Los Alamos National Bank, a wholly-owned subsidiary of Trinity and national banking association (“LANB”). Immediately following the Merger, LANB merged with and into EB&T, with EB&T continuing as the surviving entity (the “Bank Merger”). The Merger and the Bank Merger are collectively referred to in this Current Report on Form 8-K as the “Merger.”

Pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding share of Trinity common stock, no par value (“Trinity Common Stock”), has the right to receive: (i) $1.84 in cash (the “Cash Consideration”); and (ii) 0.1972 shares of Enterprise’s common stock, $0.01 par value per share (“Enterprise Common Stock”), with cash being paid in lieu of fractional shares (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”). Upon consummation of the Merger, each issued and outstanding restricted stock unit and other stock-based award granted by Trinity that would vest immediately prior to the Effective Time was cancelled and the holders became entitled to receive the Merger Consideration in accordance with the terms of the Merger Agreement. Each outstanding share of Enterprise Common Stock remained outstanding and was unaffected by the Merger.

Upon completion of the Merger, Enterprise issued approximately 4.0 million shares of Enterprise Common Stock and paid $37.2 million in cash to holders of Trinity Common Stock, not including the aggregate cash being paid in lieu of fractional shares. The Cash Consideration was funded to the paying agent through cash on hand from Enterprise.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Enterprise’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2018 and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, Enterprise was required to take all action necessary to appoint or elect, effective as of the Effective Time, two (2) Trinity directors, each of whom must be independent with respect to Enterprise for purposes of the listing requirements of NASDAQ, and mutually agreeable to Enterprise and Trinity, as directors of Enterprise; and EB&T was required to take all action necessary to appoint or elect, effective as of the Effective Time, one (1) Trinity director, mutually agreeable to EB&T and LANB, as a director of EB&T.

On March 8, 2019, in connection with the Merger, the Enterprise board of directors (the “Enterprise Board”) appointed Tony Scavuzzo and James F. Deutsch to the Enterprise Board, effective as of the Effective Time. Mr. Scavuzzo and Mr. Deutsch will each serve on the Enterprise Board until Enterprise’s 2019 annual meeting of stockholders (when they will each be nominated for reelection by the stockholders of Enterprise, pursuant to the terms of the Merger Agreement). Mr. Scavuzzo and Mr. Deutsch each served as directors of Trinity prior to the effectiveness of the Merger.

Further in connection with the Merger, on March 8, 2019, the EB&T board of directors (the “EB&T Board”) appointed James E. Goodwin, Jr., the Chairman of the boards of directors of Trinity and LANB, to the EB&T Board, effective as of the Effective Time.

On March 8, 2019, in connection with the appointment of Messrs. Scavuzzo and Deutsch to the Enterprise Board and in accordance with Enterprise’s Amended and Restated Bylaws, the Enterprise Board increased the number of directors from twelve (12) to fourteen (14), effective as of the Effective Time.

The Enterprise Board and the EB&T Board have not yet determined which committees of the Enterprise Board and the EB&T Board Messrs. Scavuzzo, Deutsch and Goodwin will respectively join.

Item 7.01    Regulation FD Disclosure.

On March 8, 2019, Enterprise issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Trinity as of December 31, 2017 and 2016, the related audited consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows of Trinity for the years ended December 31, 2017 and 2016, the notes related thereto and the Report of Independent Registered Public Accounting Firm were previously included as part of Amendment No. 3 to the Registration Statement on Form S-4, File No. 333-228751, as filed by Enterprise with the SEC on January 29, 2019 and declared effective on January 30, 2019 (the “Registration Statement”).

(b)    Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Enterprise and Trinity for the nine months ended September 30, 2018, unaudited pro forma condensed combined income statements of Enterprise and Trinity for the nine months ended September 30, 2018 and the year ended December 31, 2017, and the notes related thereto were previously included in the Registration Statement under the heading “Selected Unaudited Pro Forma Condensed Combined Financial Information.”

(d)	Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, by and among Enterprise Financial Services Corp, Enterprise Bank & Trust, Trinity Capital Corporation, and Los Alamos National Bank, dated November 1, 2018 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 2, 2018).

99.1	Press Release, dated March 8, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	March 8, 2019	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description

2.1
Agreement and Plan of Merger, by and among Enterprise Financial Services Corp, Enterprise Bank & Trust, Trinity Capital Corporation, and Los Alamos National Bank, dated November 1, 2018 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 2, 2018).

99.1	Press Release, dated March 8, 2019.